CERTIFICATE OF AMENDMENT
                                       TO
                           CERTIFICATE OF DESIGNATIONS
                                     OF THE
               SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                ($1.00 Par Value)
                                       OF
                      FORTUNE NATURAL RESOURCES CORPORATION



      Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Fortune Natural Resources Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with Section 141(c), thereof,

      DOES HEREBY CERTIFY THAT:

      Pursuant to the authority expressly granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended, the Board of Directors adopted the following resolutions, which amend the Certificate of Designations of the Series A Convertible Participating Preferred Stock of the Corporation:

      RESOLVED, that the price at which Common Stock shall be delivered upon conversion shall be amended to $0.35 (the "Conversion Price") and shall be adjusted as hereinafter provided; and

      RESOLVED FURTHER, that the Series A Convertible Participating Preferred Stock shall be on a parity with shares of Series C Convertible Preferred Stock to be issued by the Corporation.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Certificate of Designations and all terms not specifically amended hereby shall remain in full force and effect.

      1. The last sentence of the first paragraph of Section 4.01 Conversion Privilege; Conversion Price; Stock Purchase Warrants is amended to read in its entirety as follows:

      "The price at which Common Stock shall be delivered upon conversion shall be $0.35 (the "Conversion Price") and shall be adjusted as hereinafter provided."

      2. A new last sentence shall be added to the second paragraph of Section
7.02 Special Voting Rights to read as follows:

      "Notwithstanding anything contained herein to the contrary, the Series C Convertible Preferred Stock to be issued by the Corporation shall be Parity Preferred Stock."

      IN WITNESS WHEREOF, Fortune Natural Resources Corporation has caused this Certificate of Amendment to be signed by its President under the seal of the Corporation, this 13th day of June, 2002.


                          FORTUNE NATURAL RESOURCES CORPORATION



                          By: /s/ Ronald P. Nowak
                              ---------------------------------
                              Name:  Ronald P. Nowak
                              Title: President and Chief Operating Officer


[SEAL]

ATTEST:



/s/ Dean W. Drulias
--------------------------
Name:  Dean W. Drulias
Title: Corporate Secretary